UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2018

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C

Rong Cheng Yun Gu Building

Keji 3rd Road, Yanta District

Xi’an City, Shaanxi Province

China 710075
(Address of principal executive offices, including zip code)

(86-29) 8765-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2018, Shanghai TCH Energy Technology Co., Ltd. (“Shanghai TCH”), a wholly-owned subsidiary of China Recycling Energy Corporation, a Nevada corporation (the “Company”), and Mr. Jihua Wang entered into an Agreement of Supplementary and Amendment (the “Amendment Agreement”) to that Equity Purchase Agreement, dated September 30, 2018, by and between Shanghai TCH and Mr. Jihua Wang (the “Original Agreement”). The Original Agreement was disclosed in, and a copy of the Original Agreement was filed with, the Company’s Current Report on Form 8-K filed on October 2, 2018.

Pursuant to the Amendment Agreement, Shanghai TCH agreed to (a) purchase an 18% equity interest in Xi’an Xinhuan Energy Co., Ltd. (“Xinhuan”) instead of the 20% equity interest contemplated by the Original Agreement; (b) pay an aggregate of RMB 288 million for such equity interests (the “Purchase Price) instead of the RMB 320 million contemplated by the Original Agreement; (c) pay RMB 228 million of the Purchase Price in shares of the Company’s capital stock (the “Share Payment”) instead of the RMB 260 million contemplated by the Original Agreement; (d) complete the Share Payment using a per share value of $1.70 for both common and preferred shares instead of the $1.90 contemplated by the Original Agreement; and (e) issue to Mr. Wang 16,837,340 preferred shares as a portion of the Share Payment instead of the 17,376,950 preferred shares contemplated by the Original Agreement.

The description contained herein of the terms of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description

10.1	Agreement of Supplementary and Amendment by and between Shanghai TCH Energy Technology Co., Ltd. and Jinhua Wang, dated November 21, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: November 26, 2018	/s/ Guohua Ku
Guohua Ku, Chairman & Chief Executive Officer

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